UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY INC.	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis , Minnesota 55401
(612) 330-5500

000-31387	NORTHERN STATES POWER COMPANY	41-1967505
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

001-03140	NORTHERN STATES POWER COMPANY	39-0508315
(a Wisconsin corporation)
1414 W. Hamilton Avenue
Eau Claire, Wisconsin 54701
(715) 737-2625

001-3280	PUBLIC SERVICE COMPANY OF COLORADO	84-0296600
(a Colorado corporation)
1800 Larimer, Suite 1100
Denver, Colorado 80202
(303) 571-7511

001-03789	SOUTHWESTERN PUBLIC SERVICE COMPANY	75-0575400
(a New Mexico corporation)
790 South Buchanan Street
Amarillo, Texas 79101
(303) 571-7511

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 6, 2025, Xcel Energy Inc. (Xcel Energy) and its wholly-owned subsidiaries, Northern States Power Company, a Minnesota corporation
(NSP-Minnesota),
Public Service Company of Colorado, a Colorado corporation (PSCo), Southwestern Public Service Company, a New Mexico corporation (SPS), and Northern States Power Company, a Wisconsin corporation
(NSP-Wisconsin),
each entered into fifth amended and restated credit agreements (the New Facilities) with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents, and the several lenders party thereto.
Each of the New Facilities amends and restates the relevant prior credit facility which was scheduled to expire in September of 2027. The amount of each New Facility is set forth below:

•
Xcel Energy’s New Facility is in the initial maximum amount of $2 billion, and under certain conditions may be increased by up to an additional $450 million and includes a swingline subfacility of up to $75 million. JPMorgan Chase Bank, N.A. serves as the Swingline Lender;

•	NSP-Minnesota’s New Facility is in the initial maximum amount of $800 million, and under certain conditions may be increased by up to $170 million;

•	PSCo’s New Facility is in the initial maximum amount of $1.2 billion, and under certain conditions may be increased by up to $170 million;

•	SPS’ New Facility is in the initial maximum amount $600 million, and under certain conditions may be increased by up to an additional $60 million; and

•	NSP-Wisconsin’s New Facility is in the maximum amount of $150 million.
Each of the New Facilities is unsecured, matures in December of 2029, and except for
NSP-Wisconsin’s
credit facility, contains maturity extension provisions for two additional one-year
periods, subject to certain customary conditions.
NSP-Wisconsin’s
New Facility contains a maturity extension provision for an additional one-year
period, subject to certain customary conditions. The New Facilities permit borrowings at interest rates equal to the Term SOFR rate (as defined in the New Facilities), plus a margin that ranges from 75.0 basis points to 200.0 basis points, or an alternate base rate, plus a margin that ranges from 0.0 basis points to 100.0 basis points. The New Facilities also provide for a commitment fee that ranges from 6.0 basis points to 35.0 basis points on the unused portion of the line. Interest rate margins and commitment fees are based on the applicable borrower’s then-current senior unsecured credit ratings. Advances under the New Facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default. Advances under the New Facilities will be used for general corporate purposes, including, without limitation, any transaction or series of transactions not prohibited thereunder.

Each of the New Facilities has one financial covenant, requiring that the applicable borrower’s consolidated funded debt to total capitalization ratio be less than or equal to 65 or 70 percent, as applicable. The New Facilities also contain covenants that restrict the borrowers and certain subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, and incurrence of liens. The New Facilities are subject to acceleration upon the existence of an event of default, including, among other things, cross-default to indebtedness in excess of $75 million in the aggregate, change of control (as defined in the applicable borrower’s New Facility), nonpayment of uninsured monetary judgments of $75 million or more, and the occurrence of certain Employee Retirement Income Security Act of 1974 and bankruptcy events.
Certain of the banks and financial institutions that are parties to the New Facilities and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide, investment banking, commercial banking and other financial services to each of Xcel Energy,
NSP-Minnesota,
NSP-Wisconsin,
PSCo and SPS in the ordinary course of business for which they have received and will receive customary compensation. In the ordinary course of business, such banks and financial institutions and their respective affiliates may participate in loans and actively trade the debt securities of each of Xcel Energy,
NSP-Minnesota,
NSP-Wisconsin,
PSCo and SPS, or the equity securities of Xcel Energy, for their own account or for the accounts of customers and, accordingly, such banks and financial institutions and their respective affiliates may at any time hold long or short positions in such securities.
Copies of each New Facility are filed as Exhibits 99.01, 99.02, 99.03, 99.04 and 99.05 hereto and are incorporated by reference herein. The description of the New Facilities above is qualified in its entirety by reference to the full text of each New Facility.
This combined Form
8-K
is being furnished separately by Xcel Energy,
NSP-Minnesota,
NSP-Wisconsin,
PSCo and SPS (each, a Registrant). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.01	Fifth Amended and Restated Credit Agreement, dated as of May 6, 2025, among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents and the several lenders party thereto.

99.02	Fifth Amended and Restated Credit Agreement, dated as of May 6, 2025, among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents and the several lenders party thereto.

99.03	Fifth Amended and Restated Credit Agreement, dated as of May 6, 2025, among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents and the several lenders party thereto.

99.04	Fifth Amended and Restated Credit Agreement, dated as of May 6, 2025, among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents and the several lenders party thereto.

99.05	Fifth Amended and Restated Credit Agreement, dated as of May 6, 2025, among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank PLC, as Syndication Agents, Citibank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents and the several lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota corporation)

Northern States Power Company
(a Minnesota corporation)

Northern States Power Company
(a Wisconsin corporation)

Public Service Company of Colorado
(a Colorado corporation)

Southwestern Public Service Company
(a New Mexico corporation)

By	/s/ Todd A. Wehner
Name: Todd A. Wehner
Title: Vice President, Treasurer
Date: May 7, 2025